EXHIBIT 23.1

                       Consent of Beard Miller Company LLP


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                                                                    EXHIBIT 23.1







            CONSENT OF BEARD MILLER COMPANY LLP INDEPENDENT AUDITORS
            --------------------------------------------------------

     We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated January 30, 2004, relating to consolidated financial statements of East Penn Financial Corporation appearing in the company's Annual Report on Form 10-K for the year ended December 31, 2003.We also consent to the references to us under the caption "Experts" in the Prospectus.



                          /s/ Beard Miller Company LLP


Allentown, Pennsylvania
June 17, 2004